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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 11, 1999



                       Salomon Smith Barney Holdings Inc.
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             (Exact name of registrant as specified in its charter)


 New York                       1-4346                       11-2418067
 --------                       ------                       ----------
 (State or other             (Commission                   (IRS Employer
 jurisdiction of              File Number)                  Identification No.)
 incorporation)

388 Greenwich Street,   New York, NY                            10013
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(Address of principal executive offices)                        (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)
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                       SALOMON SMITH BARNEY HOLDINGS INC.
                           CURRENT REPORT ON FORM 8-K




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  Exhibits:

     Exhibit No.           Description

         1.01 Underwriting Agreement, dated October 11, 1999, between Salomon Smith Barney Holdings Inc. and
                           Salomon Smith Barney Inc., as Underwriter, relating to the offer and sale of the Company's Call Warrants on 1999 TEN+(SM) Index Expiring on October 11, 2001.

         4.01              Form of Warrant Agreement among Salomon Smith Barney
                           Holdings Inc., Citibank, N.A., as Warrant Agent, and
                           Salomon Smith Barney Inc., as Determination Agent, including as an exhibit the form of Warrant.

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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 13, 1999          SALOMON SMITH BARNEY HOLDINGS INC.


                                  By: /s/ Mark I. Kleinman
                                      ------------------------------------------
                                          Mark I. Kleinman
                                          Executive Vice President and Treasurer
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                                INDEX TO EXHIBITS


                      Exhibit No.                    Exhibit
                           1.01                      Underwriting Agreement,
                                                     dated October 11, 1999,
                                                     between Salomon Smith
                                                     Barney Holdings Inc. and
                                                     Salomon Smith Barney Inc.,
                                                     as Underwriter, relating to
                                                     the offer and sale of the
                                                     Company's Call Warrants on
                                                     1999 TEN+(SM) Index
                                                     Expiring on October 11,
                                                     2001.

                           4.01                      Form of Warrant Agreement
                                                     among Salomon Smith Barney
                                                     Holdings Inc., Citibank,
                                                     N.A., as Warrant Agent, and
                                                     Salomon Smith Barney Inc.,
                                                     as Determination Agent,
                                                     including as an exhibit the
                                                     form of Warrant.